UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2021

BJ’S WHOLESALE CLUB HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38559	45-2936287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Research Drive
Westborough, Massachusetts	01581
(Address of principal executive offices)	(Zip Code)

(774) 512-7400
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	BJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 2, 2021, the Board of Directors (the “Board”) of BJ’s Wholesale Club Holdings, Inc. (the “Company”) increased the number of directors comprising the Board from nine to ten and, upon the recommendation of its Nominating Committee, appointed Darryl Brown to the Board to serve as a Class I director, effectively immediately, with a term expiring at the Company’s annual meeting of stockholders to be held in 2022 and until his successor is duly elected and qualified or his earlier death, disqualification, resignation or removal.

Mr. Brown is an accomplished senior executive with more than thirty years of experience in consumer-packaged goods and financial services. Most recently, he served as President, Global Corporate Payments, Americas at American Express. Prior to joining American Express, he held a number of leadership positions at Kraft Foods, where he led the company’s North American retail sales and logistics organization. Mr. Brown currently serves on the boards of Atradius Trade Credit Insurance, an insurance company, and Datanomers, an analytics company. He holds a Master of Business Administration from Lake Forest Graduate School of Business and a Bachelor of Science in Accounting from Lincoln University.

In connection with Mr. Brown’s appointment, and in accordance with the Company’s compensation policy for non-employee directors, Mr. Brown will receive: (i) annual cash compensation of $95,000 for his service as a director and reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the Board; and (ii) an initial award of restricted stock units with a value equal to a prorated portion of the $150,000 annual grant made to non-employee directors based on the length of time remaining until the anniversary of the Company’s 2020 annual meeting of stockholders, which will vest on June 16, 2021, subject to Mr. Brown’s continued service.

Mr. Brown has entered into the Company’s standard form of indemnification agreement, which is filed as Exhibit 10.26 to the Company’s Registration Statement on Form S-1 (File No. 333-227504) filed with the Securities and Exchange Commission on September 24, 2018.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of June 2, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2021

BJ’S WHOLESALE CLUB HOLDINGS, INC.

By:	/s/ Graham N. Luce
Name:	Graham N. Luce
Title:	Senior Vice President, Secretary